SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                     ____________________________________


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 1998 (March 3, 1998)

                          CAI WIRELESS SYSTEMS, INC.


            (Exact name of registrant as specified in its charter)



     Connecticut                        0-22888                        06-1324691
   (State or other                 (Commission File                   (IRS Employer
   jurisdiction of                      Number)                    Identification No.)
   incorporation)




                    18 CORPORATE WOODS BLVD., ALBANY, NY   12211
               (Address of principal executive offices)    (Zip Code)


     Registrant's telephone number, including area code    (518) 462-2632





         (Former name or former address, if changed since last report)

Item 5 - OTHER EVENTS

     (A) On March 3, 1998, CAI Wireless Systems, Inc. (the "Company" or "CAI") consummated its previously announced exchange (the "Transaction") with Merrill Lynch Global Allocation Fund, Inc. (the "Investor") of approximately $143 million of debt and preferred equity securities (including accrued interest and dividends) for a new $30 million 12% subordinated note due October 1, 2005 (the "Subordinated Note"). The debt and preferred equity securities exchanged on March 3, 1998 were recently acquired by the Investor from affiliates of Bell Atlantic Corporation and were comprised of $30 million of 14% Term Notes due May 9, 2005 and $70 million of Senior Preferred Stock. See the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 1997.

     The Transaction eliminates approximately $114 million of Senior Preferred Stock and accrued dividends thereon, and accrued interest on the Term Notes, from CAI's balance sheet. Pro forma financial statements giving effect to the Transactions are included herein under Item 7 below.

     The Subordinated Note issued to the Investor accrues interest at the rate of 12% per annum, compounded semi-annually, and is payable at maturity on October 1, 2005. The Subordinated Note is expressly subordinate to $45 million aggregate principal amount of CAI's 13% Senior Secured Notes currently held by the Investor and to its publicly-traded 12 1/4 % Senior Notes due 2002 (the "High-yield Bonds"). Under its terms, CAI is permitted to prepay the Subordinated Note at a discount of up to $27 million at any time before June 1, 1998 in the event that certain circumstances occur that result in the realization of a significant increase in the current market value of the High-yield Bonds.

     The Subordinated Note is a joint and several obligation of CAI and certain of its wholly-owned subsidiaries. The obligation of the subsidiaries to repay the Subordinated Note, however, is limited by the terms of the Indenture governing the terms of the High-yield Bonds.

     In conjunction with the Transaction, the Company also exchanged 2,500 shares of CAI common stock for the so-called Stage I and Stage II Warrants and warrants to purchase CAI common stock that were also recently acquired by the Investor. The stock was issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, and contains a legend restricting its transfer without such registration or an exemption therefrom. The issuance of the CAI common stock increases the number of issued and outstanding shares to 40,543,039 at March 3, 1998.

     (B)   On  March  3,  1998,  the Company issued the following news release:
"CAI Wireless Systems, Inc. Swaps $143 Million in Debt and Preferred Equity Securities for New $30 Million Note."

Item 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     B. Set forth below are Pro Forma Consolidated Financial Statements giving effect to the transactions described in Item 5 above:

    Introduction to Pro Form Consolidated Financial Statements (Unaudited)

     The following unaudited pro forma financial information of CAI Wireless Systems, Inc. consists of the unaudited Pro Forma Balance Sheet as of December 31, 1997 and the unaudited Pro Forma Consolidated Statement of Operations for
the nine months  ended  December  31,  1997.   The  pro  forma  adjustments
reflect the following transactions, which were completed at various dates during February and March 1998, as if they had occurred on December 31, 1997:
(1) termination of the Business Relationship Agreement with affiliates of Bell Atlantic Corporation ("BANX") and the acquisition of BANX's approximately 9.9% equity interest in CS Wireless Systems, Inc. in exchange for $7,000,000 of CAI's 13% Senior Secured Notes due June 1, 1998 (the
"Secured Notes"); (2) the purchase from BANX of all CAI securities held by BANX, including the Secured Notes, by Merrill Lynch Global Allocation Fund, Inc., and the subsequent exchange between the Company and Merrill Lynch Global Allocation Fund, Inc. of all such securities, except the Secured Notes, for a new $30,000,000 12% Subordinated Note due October 1, 2005 and the issuance of 2,500 shares of CAI common stock, and (3) the issuance by CAI of $13,000,000 of additional Secured Notes to Merrill Lynch Global Allocation Fund, Inc., thereby increasing the total aggregate amount of Secured Notes issued and outstanding to $45,000,000, all of which are held by Merrill Lynch Global Allocation Fund, Inc.

                          CAI WIRELESS SYSTEMS, INC.
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                            Pro Forma
                                         Consolidated        Entries          As Adjusted
                                         ------------       ----------        -----------
ASSETS

Cash and cash equivalents               $  2,170,436     $ 13,000,000 a     $ 15,170,436
Subscriber receivables                       578,588                -            578,588
Prepaid expenses                             511,679                -            511,679
Property and equipment, net               61,593,527                -         61,593,527
Wireless channel rights-net              197,042,749                -        197,042,749
Investment in CS Wireless                 72,443,527        2,440,000 b       74,883,527
Investment in TelQuest                     3,097,203                -          3,097,203
Goodwill                                  98,043,766                -         98,043,766
Debt service escrow                       32,862,035                -         32,862,035
Debt financing costs                       8,820,690                -          8,820,690
Other assets                               3,508,716                -          3,508,716
                                        ------------      -----------        -----------
   Total Assets                         $480,672,916     $ 15,440,000       $496,112,916
                                        ============     ============        ===========
LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable                        $  5,801,849                -       $  5,801,849
Accrued expenses                          29,357,122    ($15,157,730) c       14,199,392
Wireless channel rights obligations        4,045,767                -          4,045,767
Obligations payable to TelQuest
  Satellite Services LLC                     894,128                -            894,128
Interim debt financing                    25,000,000       20,000,000 d       45,000,000
Term notes                                36,599,695          141,450 e       36,741,145
Senior notes                             275,000,000                -        275,000,000
                                        ------------     ------------       ------------
  TOTAL LIABILITIES                      376,698,561        4,983,720        381,682,281
                                        ============     ============       ============

Mandatorily redeemable preferred stock
 14% Senior convertible preferred stock   69,265,000     (69,265,000) f               -
 Accrued preferred stock dividends        29,681,187     (29,681,187) f               -
                                        ------------     ------------       -----------
                                          98,946,187     (98,946,187)                 -
                                        ============     ============       ===========

Stockholders' Equity
 Common stock                            275,769,414               -        275,769,414
 Additional paid-in capital                        -      98,946,187 f       98,946,187
 Accumulated deficit                   (270,741,246)      10,456,280 g    (260,284,966)
                                       -------------     -----------      -------------
  TOTAL EQUITY                             5,028,168     109,402,467        114,430,635
                                       -------------     -----------      -------------

TOTAL LIABILITIES AND EQUITY           $ 480,672,916    $ 15,440,000      $ 496,112,916
                                       =============    ============      =============

                          CAI WIRELESS SYSTEMS, INC.
                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1997
                                  (UNAUDITED)


(a)Adjustment to reflect the issuance by CAI of $13,000,000 of additional Secured Notes to Merrill Lynch Global Allocation Fund, Inc. to fund general operating requirements.

(b)Adjustment to reflect the 1,000,000 shares of CS Wireless Systems, Inc. acquired from affiliates of Bell Atlantic Corporation ("BANX").

(c)Adjustment to reflect the forgiveness of the accumulated unpaid interest accrued on the Company's 14% Term Notes.

(d)Adjustment to reflect the total additional Secured Notes issued to Merrill Lynch Global Allocation Fund, Inc. (see adjustment (a)).

(e)Adjustment to reflect the exchange of the $30,000,000 14% Term Notes (net of an issuance discount of $141,450) to the Investor (together with $70,000,000 of Senior Preferred Stock) for a $30,000,000 12% subordinated note due October 1, 2005.

(f)Adjustment to reflect the elimination of the Senior Preferred Stock and the forgiveness of the accumulated preferred stock dividends accrued on such shares (see adjustment (e) above).

(g)Reflects the net extraordinary gain as a result of the elimination of the interest and dividends on the exchanged securities (see adjustments (c) and (f)). No tax expense was recorded on this gain due to the Company's current year operating losses and significant net operating loss carryforwards.

                       CAI WIRELESS SYSTEMS, INC.
             PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE NINE MONTHS ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

                                                           Pro Forma
                                      Consolidated          Entries                As Adjusted
                                      ------------         ---------               -----------
REVENUES                              $21,977,384          $       -               $21,977,384
                                      ------------         ---------               -----------
EXPENSES
 Programming and licensing             10,973,934                                   10,973,934
 Marketing                              1,206,615                                    1,206,615
 General and administrative            21,908,478                                   21,908,478
 Depreciation and amortization         26,152,839                                   26,152,839
                                      ------------         ---------               -----------

   OPERATING LOSS                     (38,264,482)                 -               (38,264,482)
                                      ============         =========               ===========
OTHER INCOME (EXPENSE)
 Interest expense                     (40,128,505)                                 (40,128,505)
 Equity in losses of affiliates       (23,118,008)                                 (23,118,008)
 Interest and other income              2,974,426                                    2,974,426
                                      ------------         ---------               -----------

   Loss before income taxes,
    preferred stock dividends and
    extraordinary gain                (98,536,569)                 -               (98,536,569)
                                      ------------         ---------               ------------

Income tax benefit                              -                  -                         -

   Net loss before preferred stock
    dividends and extraordinary gain  (98,536,569)                 -               (98,536,569)
                                      ------------         ---------               ------------
Preferred stock dividends             (11,125,453)                                 (11,125,453)
Extraordinary gain                                       (10,456,280)              (10,456,280)
                                      ------------       -----------               ------------

   Loss applicable to common
    stockholders                    $(109,662,022)       $10,456,280 (a)          $(99,205,742)
                                    ==============       ===========              =============

Loss per common share                   $(2.70)             $0.26                    $(2.45)
                                    ==============       ===========              =============

Average common and equivalent
      shares outstanding               40,540,539                                   40,540,539
                                    ==============                                =============

                       CAI WIRELESS SYSTEMS, INC.
         NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE NINE MONTHS ENDED DECEMBER 31, 1997
                               (UNAUDITED)

(a)Adjustment to reflect the net extraordinary gain as a result of the elimination of the interest and dividends on the 14% Term Notes and the Senior Preferred Stock. No tax expense was recorded on this gain due to the Company's current year operating losses and significant net operating loss carryforwards.

                       Forward Looking Statements

     The statements contained in this Current Report on Form 8-K relating to the Company's future operations may constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Actual results of the Company may differ materially from those in the forward-looking statements and may be affected by a number of factors including the Company's ability to attract one or more new strategic partners and their willingness to enter into arrangements with CAI on a timely basis, the terms of such arrangements, the receipt of regulatory approvals for alternative uses of its MMDS spectrum, the success of CAI's trials in various of its markets, the commercial viability of any alternative use of MMDS spectrum, consumer acceptance of any new products offered or to be offered by CAI, subscriber equipment availability, practical success of CAI's engineered technology, tower space availability, absence of interference and the ability of the Company to redeploy or sell excess equipment, the assumptions, risks and uncertainties set forth herein, as well as other factors contained herein and in the Company's other securities filings. Furthermore, there can be no assurance that the financing obtained by the Company to date will enable it to meet its future cash needs.


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        SIGNATURE                   TITLE                       DATE


/S/                           Executive Vice President, Chief   March 5, 1998
    James P. Ashman           Financial Officer and Director
                              (Principal Financial Officer)










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